Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report On Form 10-KSB/A of International Development Corp., I, D. Brian Robertson, Chief Financial Officer of International Development Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.   Such Annual Report on Form 10-KSB/A fully complies with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of 1934; and

2. The information contained in such Annual Report on Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of International Development Corp.

Dated: January 6, 2006.

  /s/  D. Brian Robertson
    D. Brian Robertson, Chief Financial Officer of
    International Development Corp.


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